Exhibit 10.04

Initially Issued February 25, 2013

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

STOCK PURCHASE WARRANT
To Purchase Common Stock of
WORTHINGTON ENERGY, INC.

For value received, the Worthington Energy, Inc. a Nevada corporation (the "Company") hereby grants to Alan Kau (the "Investor"), and his assigns, the right to purchase from the Company 2,500,000 shares of Common Stock (the "Shares").  The exercise price per Share shall be $0.05 per Share.

The amount and kind of securities purchasable under this Warrant, and the Purchase Price, are subject to adjustment as provided below.

1.           Title of Warrant.  Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company referred to in Section 2(a) below, by the registered holder hereof (the "Holder") in person or by duly authorized attorney, upon surrender of this Warrant and the Assignment Form attached hereto properly endorsed.

2.           Exercise of Warrant.

(a)           The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time before the close of business on February 25, 2016 by the surrender of this Warrant and the Notice of Exercise attached hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Purchase Price of the shares thereby purchased (by cash, check, or cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased.  The Company agrees that upon due exercise of this Warrant by the Holder, the shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant is exercised.

(b)           In lieu of the cash payment set forth in Section 2(a) above, the Holder shall have the right ("Conversion Right") to convert this Warrant in its entirety (without payment of any kind) into that number of Shares of Common Stock equal to the quotient obtained by dividing the Net Value (as defined below) of the Shares by the Fair Market Value (as defined below) of one share of Common Stock.  As used herein, (A) the Net Value of the Shares means the aggregate Fair Market Value of the Common Stock subject to this Warrant minus the aggregate purchase price; and (B) the Fair Market Value of one share of Common means the 5 day closing average price of the Company’s Common Stock immediately preceding the conversion.

(c)           Certificates for shares purchased hereunder shall be delivered to the Holder within a reasonable period of time after the date on which this Warrant is exercised.

(d)           The Company covenants that all shares of Common Stock  which  may be issued upon the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the current Purchase Price at which each share may be purchased hereunder shall be paid in cash to the Holder.

4.           Charges, Taxes and Expenses.  Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided however that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require reimbursement for any transfer tax.

5.           No Rights as Shareholder.  This Warrant does not entitle the Holder to any voting rights or other rights as a Shareholder of the Company prior to the exercise hereof.

6.           Exchange and Registry of Warrant.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.  The Company shall maintain at such office or agency a registry showing the name and address of the Holder.  This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.           Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

9.           Adjustment and Termination.

(a)           Early Termination on Merger, etc.  If at any time the Company proposes to (i) merge with or into any other corporation, effect a reorganization, or sell or convey all or substantially all of its assets to any other entity in a transaction in which the shareholders of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent) (a "Merger Transaction"), or (ii) effect a registered public offering of its shares, then the Company shall give the holder of this Warrant ten (10) days notice of the proposed effective date of the transaction and, if the Warrant has not been exercised by the effective date of the transaction, it shall terminate.

(b)           Reclassification, etc.  If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, the Shares of Common Stock for which this Warrant is exercisable shall thereafter be convertible into the kind and number of Common Stock or other securities or property of the Company or otherwise to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the Common Stock for which this Warrant is exercisable.  If shares of the Company's Common Stock or other securities purchasable hereunder are subdivided or combined into a greater or smaller number of securities, the Purchase Price under this Warrant shall be proportionately reduced in case of subdivision of shares of Common Stock or proportionately increased in the case of combination of shares of Common Stock.  No adjustment on account of cash dividends or interest on the Shares of Common Stock interests or other securities purchasable hereunder will be made to the Purchase Price under this Warrant.

(c)           Notice of Adjustment.  Upon any adjustment of the securities issuable upon exercise of this Warrant, Purchase Price for the shares, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.

(d)           Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock or other securities purchasable hereunder a sufficient number of shares to provide for the issuance of Shares of Common Stock or other securities upon the exercise of any purchase rights under this Warrant.

10.           Miscellaneous.

(a)           Issue Date.  The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof.  This Warrant shall be binding upon any successors or assigns of the Company.  This Warrant shall constitute a contract under the laws of the State of Nevada and for all purposes shall be construed in accordance with and governed by the laws of said state.

(b)           Restrictions.  The Holder of this Warrant, by acceptance hereof, makes the representations of an Investor under Section 3 of the Purchase Agreement and shall confirm such representations upon any exercise of this Warrant.  The Holder acknowledges that the securities acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

(c)           Modification and Waiver.  This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d)           Notices.  All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed to the Holder at its address as shown on the books of the Company or to the Company at its address of record.

Each such notice, report or other communication shall for all purposes under this Warrant be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

Dated: February 13, 2013
WORTHINGTON ENERGY, INC

By:

Title:

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute
this form and supply the required information.
Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the undersigned hereby, sells, assigns and transfers unto:

          _______________________________________________________

whose address is  __________________________________________________________
(Please Print)

and whose Social Security or other Taxpayer Identification Number is:

the foregoing Warrant and all rights thereunder, hereby constituting and appointing ______________________________________ to transfer said Warrant on the books of the Company, will full power of substitution in the premises.

Dated: ______________, 20__.

Holder's Signature:

Holder's Name:
(Please Print)

Holder's Address:
(Please Print)

Signature Guaranteed: ____________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company or by a member of the National Association of Securities Dealers, Inc.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NOTICE OF EXERCISE

To:	Worthington Energy, Inc.
200 Montgomery Street Suite #1094
San Francisco, CA 94104

(1)           The undersigned hereby elects to purchase ______________ shares of Common Stock of (the "Shares") of Worthington Energy, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2)           Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

____________________________________
(Print Name)
____________________________________
(Print Address)
____________________________________

(3)           The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

__________________________	__________________________________________
(Date)	(Signature)
__________________________________________
(Print Name)